                                                      Exhibit 99.1
 -------------------------------------------------------------------------------
                                                      Monthly Operating Report
 ---------------------------------------
 CASE  NAME:  Kitty Hawk, Inc.                      ACCRUAL BASIS
 ---------------------------------------

 ---------------------------------------
 CASE  NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
 ---------------------------------------

 ---------------------------------------
 JUDGE: Barbara J. Houser
 ---------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                      Chief Financial Officer
  ---------------------------------------        -------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

  Drew Keith                                              12/20/2001
  ---------------------------------------        -------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE

  PREPARER:

  /s/ Jessica L. Wilson                              Chief Accounting Officer
  ---------------------------------------        -------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  Jessica L. Wilson                                       12/20/2001
  ---------------------------------------        -------------------------------
  PRINTED NAME OF PREPARER                                  DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

 ----------------------------------------
 CASE NAME:  Kitty Hawk, Inc.                                  ACCRUAL BASIS-1
 ----------------------------------------

 ----------------------------------------
 CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
 ----------------------------------------

 ----------------------------------------
 COMPARATIVE BALANCE SHEET
 --------------------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE                     MONTH                 MONTH             MONTH
                                                                 ----------------------------------------------------------------
 ASSETS                                        AMOUNT                   October 2001         November 2001
 --------------------------------------------------------------------------------------------------------------------------------
 1.      UNRESTRICTED CASH                      $ 13,401,586               $ 30,380,086          $ 26,602,461                $0
 --------------------------------------------------------------------------------------------------------------------------------
 2.      RESTRICTED CASH                                                   $          0          $          0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 3.      TOTAL CASH                             $ 13,401,586               $ 30,380,086          $ 26,602,461                $0
 --------------------------------------------------------------------------------------------------------------------------------
 4.      ACCOUNTS RECEIVABLE (NET)                                        ($ 14,060,009)        ($ 14,013,555)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 5.      INVENTORY                                                        ($  1,016,667)        ($  1,016,667)               $0
 --------------------------------------------------------------------------------------------------------------------------------
 6.      NOTES RECEIVABLE                       $     15,000               $     15,000          $     15,000                $0
 --------------------------------------------------------------------------------------------------------------------------------
 7.      PREPAID EXPENSES                                                  $    488,348          $    481,667                $0
 --------------------------------------------------------------------------------------------------------------------------------
 8.      OTHER (ATTACH LIST)                    $422,186,692               $347,800,371          $337,244,006                $0
 --------------------------------------------------------------------------------------------------------------------------------
 9.      TOTAL CURRENT ASSETS                   $435,603,278               $363,607,129          $349,312,912                $0
 --------------------------------------------------------------------------------------------------------------------------------
 10.     PROPERTY, PLANT & EQUIPMENT            $  2,425,652               $  7,375,404          $  7,429,674                $0
 --------------------------------------------------------------------------------------------------------------------------------
 11.     LESS: ACCUMULATED
         DEPRECIATION/DEPLETION                                            $  3,933,191          $  4,015,097                $0
 --------------------------------------------------------------------------------------------------------------------------------
 12.     NET PROPERTY, PLANT &
         EQUIPMENT                              $  2,425,652               $  3,442,213          $  3,414,577                $0
 --------------------------------------------------------------------------------------------------------------------------------
 13.     DUE FROM INSIDERS                      $     62,465               $    219,367          $    219,367                $0
 --------------------------------------------------------------------------------------------------------------------------------
 14.     OTHER ASSETS - NET OF
         AMORTIZATION (ATTACH LIST)             $ 10,967,208               $  9,155,612          $  9,085,011                $0
 --------------------------------------------------------------------------------------------------------------------------------
 15.     OTHER (ATTACH LIST)                    $138,370,015               $138,370,015          $138,370,015                $0
 --------------------------------------------------------------------------------------------------------------------------------
 16.     TOTAL ASSETS                           $587,428,618               $514,794,336          $500,401,882                $0
 --------------------------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 --------------------------------------------------------------------------------------------------------------------------------
 17.     ACCOUNTS PAYABLE                                                  $    756,086          $    617,158                $0
 --------------------------------------------------------------------------------------------------------------------------------
 18.     TAXES PAYABLE                                                     $          0          $          0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 19.     NOTES PAYABLE                                                     $          0          $          0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 20.     PROFESSIONAL FEES                                                 $  2,861,263          $  2,758,729                $0
 --------------------------------------------------------------------------------------------------------------------------------
 21.     SECURED DEBT                                                      $          0          $          0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 22.     OTHER (ATTACH LIST)                                               $  1,252,129          $  1,162,662                $0
 --------------------------------------------------------------------------------------------------------------------------------
 23.     TOTAL POSTPETITION
         LIABILITIES                                                       $  4,869,478          $  4,538,549                $0
 --------------------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 --------------------------------------------------------------------------------------------------------------------------------
 24.     SECURED DEBT                           $466,119,468               $380,385,168          $366,323,643                $0
 --------------------------------------------------------------------------------------------------------------------------------
 25.     PRIORITY DEBT                          $     29,661               $          0          $          0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 26.     UNSECURED DEBT                         $ 22,580,547               $  2,232,210          $  2,232,210                $0
 --------------------------------------------------------------------------------------------------------------------------------
 27.     OTHER (ATTACH LIST)                    $          0               $ 28,849,513          $ 28,849,513                $0
 --------------------------------------------------------------------------------------------------------------------------------
 28.     TOTAL PREPETITION LIABILITIES          $488,729,676               $411,466,891          $397,405,366                $0
 --------------------------------------------------------------------------------------------------------------------------------
 29.     TOTAL LIABILITIES                      $488,729,676               $416,336,369          $401,943,915                $0
 --------------------------------------------------------------------------------------------------------------------------------
 EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 30.     PREPETITION OWNERS' EQUITY                                        $ 98,457,967          $ 98,457,967                $0
 --------------------------------------------------------------------------------------------------------------------------------
 31.     POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                                  $          0          $          0                $0
 --------------------------------------------------------------------------------------------------------------------------------
 32.     DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)
 --------------------------------------------------------------------------------------------------------------------------------
 33.     TOTAL EQUITY                           $          0               $ 98,457,967          $ 98,457,967                $0
 --------------------------------------------------------------------------------------------------------------------------------
 34.     TOTAL LIABILITIES  &
         OWNERS' EQUITY                         $488,729,676               $514,794,336          $500,401,882                $0
 --------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Monthly Operating Report

        ------------------------------------------------------------------------
        CASE NAME:  Kitty Hawk, Inc.                                                       ACCRUAL BASIS-2
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        CASE NUMBER: 400-42141-BJH                                                            02/13/95, RWD, 2/96
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        INCOME STATEMENT

        ---------------------------------------------------------------------------------------------------------------------------
                                                           MONTH                  MONTH                MONTH               QUARTER
                                                       ---------------------------------------------------------
        REVENUES                                        October 2001           November 2001                                TOTAL
        -------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                     $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                   $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        -------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                      $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                  $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                               $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                      $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                  $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER/INSIDER COMPENSATION                  $ 74,167             $   74,167             $0            $  148,334
        -------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                           $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                     ($792,488)           ($1,048,321)            $0           ($1,840,809)
        -------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                  $ 21,504             $   21,504             $0            $   43,008
        -------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                           $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                     ($696,817)           ($  952,650)            $0           ($1,649,467)
        -------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                              $696,817             $  952,650             $0            $1,649,467
        -------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)             ($ 65,477)           ($   39,261)            $0           ($  104,738)
        -------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)             $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                              $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                      $ 79,758             $   81,904             $0            $  161,662
        -------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                  $ 76,984             $   76,984             $0            $  153,968
        -------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                           $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                   $ 91,265             $  119,627             $0            $  210,892
        -------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                             $605,552             $  833,023             $0            $1,438,575
        -------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                             $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                           $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                 $605,552             $  833,023             $0            $1,438,575
        -------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                    $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                             $      0             $        0             $0            $        0
        -------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Monthly Operating Report

        -----------------------------------------------
        CASE NAME: Kitty Hawk, Inc.                                      ACCRUAL BASIS-3
        -----------------------------------------------

        -----------------------------------------------
        CASE NUMBER: 400-42141-BJH                                             02/13/95, RWD, 2/96
        -----------------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                               MONTH                MONTH             MONTH             QUARTER
                                                     ---------------------------------------------------------
        DISBURSEMENTS                                October 2001        November 2001                            TOTAL
        -------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH              $50,715,032          $30,380,086                $0        $50,715,032
        -------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS

        -------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                             $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                            $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                           $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS               $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)         $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                         $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                    $14,643,697          $12,660,031                $0        $27,303,728
        -------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS           $14,643,697          $12,660,031                $0        $27,303,728
        -------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                         $14,643,697          $12,660,031                $0        $27,303,728
        -------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                   $65,358,729          $43,040,117                $0        $78,018,760
        -------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                            $ 2,108,295          $ 2,411,187                $0        $ 4,519,482
        -------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                     $ 1,143,954          $ 1,072,620                $0        $ 2,216,574
        -------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID          $ 2,756,271          $         0                $0        $ 2,756,271
        -------------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES              $19,205,687          $ 3,656,273                $0        $22,861,960
        -------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                              $    66,779          $    19,351                $0        $    86,130
        -------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                              $   634,300          $ 1,033,713                $0        $ 1,668,013
        -------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                    $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                       $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                 $   597,914          $   536,587                $0        $ 1,134,501
        -------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                          $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                  $   749,637          $ 1,378,043                $0        $ 2,127,680
        -------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                               $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                            $     2,278          $     3,583                $0        $     5,861
        -------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                    $ 6,361,001          $ 5,645,479                $0        $12,006,480
        -------------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS          $33,626,116          $15,756,836                $0        $49,382,952
        -------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                      $ 1,337,277          $   680,820                $0        $ 2,018,097
        -------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                      $    15,250          $         0                $0        $    15,250
        -------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                    $         0          $         0                $0        $         0
        -------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES          $ 1,352,527          $   680,820                $0        $ 2,033,347
        -------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                    $34,978,643          $16,437,656                $0        $51,416,299
        -------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                         ($20,334,946)        ($ 3,777,625)               $0       ($24,112,571)
        -------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                    $30,380,086          $26,602,461                $0        $26,602,461
        -------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME:  Kitty Hawk, Inc.                 ACCRUAL BASIS-4
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
        ----------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE                  MONTH                   MONTH           MONTH
                                                                      --------------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                       AMOUNT                October 2001           November 2001
        ----------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                            $         0             $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                           $         0             $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                           $         0             $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                             $    63,261             $    63,261       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                      $     0          $    63,261             $    63,261       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                 $14,123,270             $14,076,816       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                      $     0         ($14,060,009)           ($14,013,555)      $      0
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                                  MONTH:   November 2001
                                                                                                         ---------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                          0-30             31-60             61-90                  91+
        TAXES  PAYABLE                    DAYS             DAYS              DAYS                  DAYS               TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                       $     0          $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      STATE                         $     0          $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                         $     0          $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)           $     0          $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE           $     0          $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE              $20,794          $63,727          $     3,757           $   528,880       $617,158
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------

        STATUS OF POSTPETITION TAXES                                                              MONTH:   November 2001
                                                                                                         ---------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING                AMOUNT                                          ENDING
                                                   TAX                WITHHELD AND/              AMOUNT                    TAX
        FEDERAL                                LIABILITY*              OR ACCRUED                 PAID                  LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                  $     0          $    87,417           $    87,417       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                   $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                         $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                            $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                            $     0          $    87,417           $    87,417       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                    $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                          $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                         $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                   $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                  $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                              $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                            $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                            $     0          $         0           $         0       $      0
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                    $     0          $    87,417           $    87,417       $      0
        ----------------------------------------------------------------------------------------------------------------------------

         * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
         ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ----------------------------------------------
  CASE NAME:  Kitty Hawk, Inc.                     ACCRUAL BASIS-5
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
  ----------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:  November 2001
                                                                    ------------------------------------------------------
  ------------------------------------------------
  BANK RECONCILIATIONS
                                                        Account #1        Account #2        Account #3
  ------------------------------------------------------------------------------------------------------------------------
  A.       BANK:                                         Bank One          Bank One         Wells Fargo
  ---------------------------------------------------------------------------------------------------------
  B.       ACCOUNT NUMBER:                               100140334         9319959434        4417-881463       TOTAL
  ---------------------------------------------------------------------------------------------------------
  C.       PURPOSE (TYPE):                               Operating        Disbursement        Operating
  ------------------------------------------------------------------------------------------------------------------------
  1.    BALANCE PER BANK STATEMENT                       $  300,451         $300,000           $37,767      $  918,017
  ------------------------------------------------------------------------------------------------------------------------
  2.    ADD: TOTAL DEPOSITS NOT CREDITED                 $        0         $      0           $     0      $        0
  ------------------------------------------------------------------------------------------------------------------------
  3.    SUBTRACT: OUTSTANDING CHECKS                     $2,393,242         $      0           $     0      $2,653,635
  ------------------------------------------------------------------------------------------------------------------------
  4.    OTHER RECONCILING ITEMS                               ($344)        $      0           $     0           ($344)
  ------------------------------------------------------------------------------------------------------------------------
  5.    MONTH END BALANCE PER BOOKS                     ($2,093,135)        $300,000           $37,767     ($1,755,368)
  ------------------------------------------------------------------------------------------------------------------------
  6.    NUMBER OF LAST CHECK WRITTEN                     No checks             40263           No checks
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------
  INVESTMENT ACCOUNTS

  ------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF             TYPE OF         PURCHASE          CURRENT
  BANK, ACCOUNT NAME & NUMBER                           PURCHASE           INSTRUMENT         PRICE            VALUE
  ------------------------------------------------------------------------------------------------------------------------
  7.       Wells Fargo Certificate of Deposit                             CD                 $   600,000      $   605,115
  ------------------------------------------------------------------------------------------------------------------------
  8.       Bank One                                     11/30/2001        Overnight Sweep    $27,732,308      $27,732,308
  ------------------------------------------------------------------------------------------------------------------------
  9.       N/A
  ------------------------------------------------------------------------------------------------------------------------
  10.      N/A
  ------------------------------------------------------------------------------------------------------------------------
  11.      TOTAL INVESTMENTS                                                                 $28,332,308      $28,337,423
  ------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------
  CASH

  ------------------------------------------------------------------------------------------------------------------------
  12.      CURRENCY ON HAND                                                                                 $     1,000
  ------------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------------
  13.      TOTAL CASH  -  END OF MONTH                                                                      $26,602,461
  ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  -----------------------------------------
  CASE  NAME:  Kitty Hawk, Inc.                     ACCRUAL BASIS-5
  -----------------------------------------

  -----------------------------------------
  CASE  NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
  -----------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                             MONTH:      November 2001
                                                             --------------------------------------------------------------------
  ------------------------------------------------
  BANK  RECONCILIATIONS
                                                        Account #4        Account #5           Account #6
  -------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------
  A.      BANK:                                          Bank One              Bank One             Bank One
  ---------------------------------------------------------------------------------------------------------------
  B.      ACCOUNT NUMBER:                               1570695922       100129949/9319958451      1586268961        TOTAL
  ---------------------------------------------------------------------------------------------------------------
  C.      PURPOSE (TYPE):                                Payroll           Health Insurance       Flex Spending
  -------------------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                              $0              $260,393               $19,406     $279,799
  -------------------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED                        $0              $      0               $     0     $      0
  -------------------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                            $0              $260,393               $     0     $260,393
  -------------------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                                 $0              $      0               $     0     $      0
  -------------------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                             $0              $      0               $19,406     $ 19,406
  -------------------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN                      88475                 156968                 11105
  -------------------------------------------------------------------------------------------------------------------------------


  ------------------------------------------------------------
  INVESTMENT ACCOUNTS
  -------------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF           TYPE OF            PURCHASE               CURRENT
  BANK, ACCOUNT NAME & NUMBER                           PURCHASE         INSTRUMENT           PRICE                  VALUE
  -------------------------------------------------------------------------------------------------------------------------------
  7.
  -------------------------------------------------------------------------------------------------------------------------------
  8.
  -------------------------------------------------------------------------------------------------------------------------------
  9.
  -------------------------------------------------------------------------------------------------------------------------------
  10.
  -------------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                       $0                  $     0
  -------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------
  CASH
  -------------------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                                            $     0
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                                   $19,406
  -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report

    -----------------------------------------
    CASE NAME: Kitty Hawk, Inc.                    ACCRUAL BASIS-5
    -----------------------------------------

    -----------------------------------------
    CASE NUMBER: 400-42141-BJH                          02/13/95, RWD, 2/96
    -----------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH:      November 2001
    --------------------------------------------------                -------------------------------------------------------------
    BANK  RECONCILIATIONS
                                                            Account #7         Account #8         Account #9
    -------------------------------------------------------------------------------------------------------------------------------
    A.          BANK:                                        Bank One
    -------------------------------------------------------------------------------------------------------------------------------
    B.           ACCOUNT NUMBER:                            1586269860                                                 TOTAL
    -------------------------------------------------------------------------------------------------------------------------------
    C.           PURPOSE (TYPE):                               COD
    -------------------------------------------------------------------------------------------------------------------------------
    1.      BALANCE PER BANK STATEMENT                              $0                 $0                 $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    2.      ADD: TOTAL DEPOSITS NOT CREDITED                        $0                 $0                 $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    3.      SUBTRACT: OUTSTANDING CHECKS                            $0                 $0                 $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    4.      OTHER RECONCILING ITEMS                                 $0                 $0                 $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    5.      MONTH END BALANCE PER BOOKS                             $0                                                       $0
    -------------------------------------------------------------------------------------------------------------------------------
    6.      NUMBER OF LAST CHECK WRITTEN                       2111
    -------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------
    INVESTMENT ACCOUNTS
    -------------------------------------------------------------------------------------------------------------------------------
                                                              DATE OF              TYPE OF            PURCHASE            CURRENT
    BANK, ACCOUNT NAME & NUMBER                               PURCHASE            INSTRUMENT            PRICE              VALUE
    -------------------------------------------------------------------------------------------------------------------------------
    7.
    -------------------------------------------------------------------------------------------------------------------------------
    8.
    -------------------------------------------------------------------------------------------------------------------------------
    9.
    -------------------------------------------------------------------------------------------------------------------------------
    10.
    -------------------------------------------------------------------------------------------------------------------------------
    11.     TOTAL  INVESTMENTS                                                                                $0               $0
    -------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------
    CASH

    -------------------------------------------------------------------------------------------------------------------------------
    12.     CURRENCY ON HAND
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    13.     TOTAL CASH  -  END OF MONTH                                                                                        $0
    -------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

     ------------------------------------------
      CASE NAME:  Kitty Hawk, Inc.                 ACCRUAL BASIS-6
     ------------------------------------------

     ------------------------------------------
     CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
     ------------------------------------------

                                                     MONTH:   November 2001
                                                     ---------------------------

     --------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -----------------------------------------------------------------------
                                   INSIDERS
     -----------------------------------------------------------------------
                                   TYPE OF         AMOUNT        TOTAL PAID
                    NAME           PAYMENT          PAID          TO DATE
     -----------------------------------------------------------------------
     1.   Mike Clark               Salary         $ 7,917       $  145,416
     -----------------------------------------------------------------------
     2.   Jim Craig                Salary         $16,667       $  416,669
     -----------------------------------------------------------------------
     3.   Janie Garrard            Salary         $     0       $    2,625
     -----------------------------------------------------------------------
     4.   Drew Keith               Salary         $16,250       $  412,712
     -----------------------------------------------------------------------
     5    Lena Baker               Salary         $     0       $    7,500
     -----------------------------------------------------------------------
     6    Jim Reeves               Salary         $33,333       $  599,994
     -----------------------------------------------------------------------
     7    John Turnipseed          Salary         $     0       $   41,668
     -----------------------------------------------------------------------
     8    TOTAL PAYMENTS
          TO INSIDERS                             $74,167       $1,626,584
     -----------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------
                                                                   PROFESSIONALS
     ------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                                  TOTAL
                                        ORDER AUTHORIZING           AMOUNT              AMOUNT         TOTAL PAID      INCURRED
                          NAME               PAYMENT               APPROVED              PAID            TO DATE      & UNPAID *
     ------------------------------------------------------------------------------------------------------------------------------
     1.    Lain Faulkner                                                               $ 31,588      $ 1,076,666     $   84,569
     ------------------------------------------------------------------------------------------------------------------------------
     2.    Haynes and Boone                                                            $174,597      $ 4,164,412     $  375,311
     ------------------------------------------------------------------------------------------------------------------------------
     3.    The Seabury Group                                                           $125,000      $ 2,375,000
     ------------------------------------------------------------------------------------------------------------------------------
     4.    Forshey & Prostock                                                          $      0      $   365,670
     ------------------------------------------------------------------------------------------------------------------------------
     5     Price Waterhouse Coopers                                                    $      0      $   386,015
     ------------------------------------------------------------------------------------------------------------------------------
     6     Jay Alix and Associates                                                     $ 33,158      $   951,423     $   92,291
     ------------------------------------------------------------------------------------------------------------------------------
     7     Andrews & Kurth                                                             $      0      $   995,467
     ------------------------------------------------------------------------------------------------------------------------------
     8     Jenkins & Gilchrist                                                         $      0      $    47,474
     ------------------------------------------------------------------------------------------------------------------------------
     9     Ford and Harrison                                                           $  2,448      $   230,464     $    6,080
     ------------------------------------------------------------------------------------------------------------------------------
     10    Grant Thornton                                                              $  4,844      $   370,759     $   20,544
     ------------------------------------------------------------------------------------------------------------------------------
     11    Verner Liipfert                                                             $125,376      $   816,044     $   79,000
     ------------------------------------------------------------------------------------------------------------------------------
     12    The Ivy Group                                                               $      0      $    81,900     $        0
     ------------------------------------------------------------------------------------------------------------------------------
     13    Wells Fargo Bank - reimburse prof fees - disputing amount                   $      0      $ 1,036,744     $2,100,934
     ------------------------------------------------------------------------------------------------------------------------------
     14    TOTAL PAYMENTS
            TO PROFESSIONALS                                                  $0       $497,011      $12,898,038     $2,758,729
     ------------------------------------------------------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     --------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     --------------------------------------------------------------------------


     --------------------------------------------------------------------------
                                       SCHEDULED      AMOUNTS
                                        MONTHLY        PAID            TOTAL
                                       PAYMENTS       DURING          UNPAID
                 NAME OF CREDITOR         DUE          MONTH       POSTPETITION
      --------------------------------------------------------------------------
      1.    N/A
      --------------------------------------------------------------------------
      2.    N/A
      --------------------------------------------------------------------------
      3.    N/A
      --------------------------------------------------------------------------
      4.    N/A
      --------------------------------------------------------------------------
      5.    N/A
      --------------------------------------------------------------------------
      6.    TOTAL                         $0            $0              $0
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

------------------------------------------
CASE NAME: Kitty Hawk, Inc.                  ACCRUAL BASIS-7
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
------------------------------------------

                                                MONTH: November 2001
                                                       -------------------------

----------------------------------------------------
QUESTIONNAIRE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                NO
------------------------------------------------------------------------------------------------------------------------------------
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                                                           X
------------------------------------------------------------------------------------------------------------------------------------
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                                                                           X
------------------------------------------------------------------------------------------------------------------------------------
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                     X
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item #4 - the Company has paid down approximately $2.1 million on its revolving
--------------------------------------------------------------------------------
  credit facility in accordance with various court orders. Cash
--------------------------------------------------------------------------------
  used in the payments were a result of asset sales (aircraft and inventory) and
--------------------------------------------------------------------------------
  internally generated cash.
--------------------------------------------------------------------------------
  Additionally, $12 million was disbursed out of the KH International
--------------------------------------------------------------------------------
  Restricted Cash fund by the Bondholder trustee to pay down the
--------------------------------------------------------------------------------
  outstanding debt on the Senior Secured Notes.
--------------------------------------------------------------------------------

----------------------------------------------------
INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                NO
------------------------------------------------------------------------------------------------------------------------------------
1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                                         X
------------------------------------------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                           X
------------------------------------------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
              TYPE  OF                                                                                       PAYMENT AMOUNT
               POLICY                 CARRIER                            PERIOD COVERED                       & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
       121 Aircraft Insurance     Aviation Agency                     6/1/2001 - 5/31/2002              781,160       Quarterly
------------------------------------------------------------------------------------------------------------------------------------
       Workers Comp               Aviation Agency                  01/01/2001 - 12/31/2001               95,000       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Inland Marine/Property     CGU                                 4/1/2001 - 3/31/2002                9,902       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Professional Liab          Aviation Agency                     6/1/2001 - 5/31/2002               25,291       Annual
------------------------------------------------------------------------------------------------------------------------------------
       135 Aircraft Insurance     Aviation Agency                    10/1/2001 - 9/30/2002               59,319       Quarterly
------------------------------------------------------------------------------------------------------------------------------------
       Primary Auto               Aviation Agency                     4/1/2001 - 3/31/2002               10,827       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Excess Auto                Aviation Agency                     4/1/2001 - 3/31/2002               29,870       Annual
------------------------------------------------------------------------------------------------------------------------------------
       Aggregate Claims Liab      Reliastar                           5/1/2001 - 4/30/2002               15,000       Annually
------------------------------------------------------------------------------------------------------------------------------------
       Claims Admin Runout        CIGNA                               5/1/2001 - 4/30/2002              125,779       One time
------------------------------------------------------------------------------------------------------------------------------------
       Pilot Long Term Disabl     UNUM                                5/1/2001 - 4/30/2002                7,975       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Stop Loss                  Reliastar                           5/1/2001 - 4/30/2002               31,635       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Case Management            Reliastar                           5/1/2001 - 4/30/2002                1,329       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Claims Administration      Allied Benefit System               5/1/2001 - 4/30/2002               25,052       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Life/AD&D                  CIGNA                               5/1/2001 - 4/30/2002               11,732       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       EAP                        Behavioral Health Partners          5/1/2001 - 4/30/2002                2,941       Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Section 125 Admin          Taxsaver                            5/1/2001 - 4/30/2002                1,179       Monthly
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

================================================================================


    -------------------------------------
    CASE NAME:  Kitty Hawk, Inc.                     FOOTNOTES SUPPLEMENT
    -------------------------------------

    -------------------------------------
    CASE NUMBER: 400-42141-BJH                         ACCRUAL BASIS

    -------------------------------------

                                    MONTH:             November 2001
                                          --------------------------------------


    ---------------------------------------------------------------------------------------------------------------------------
        ACCRUAL BASIS                LINE
         FORM NUMBER                NUMBER                         FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              3                       8        All cash received into the each subsidiary cash account is swept
    ---------------------------------------------------------------------------------------------------------------------------
                                                  each night to Kitty Hawk, Inc. Master Account
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              3                      31        All disbursements (either by wire transfer or check), including payroll, are
    ---------------------------------------------------------------------------------------------------------------------------
                                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ---------------------------------------------------------------------------------------------------------------------------
                                                  account.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              4                       6        All assessments of uncollectible accounts receivable are done
    ---------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    ---------------------------------------------------------------------------------------------------------------------------
                                                  down to Inc.'s subsidiaries as deemed necessary.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------
              7                                All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    ---------------------------------------------------------------------------------------------------------------------------
                                                  subsidiaries. Therefore, they are listed here accordingly.
    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                      November 2001

8.  OTHER (ATTACH LIST)                          $337,244,006 Reported
                                           -------------------
         Intercompany Receivables                 335,574,914
         A/R Other                                    318,561
         A/R Employees                                   (141)
         A/R 401(k) Loan                                 (494)
         A/R Reconciling item                         (15,848)
         Deferred Taxes                               776,266
         Deposits - Other                             174,749
         Deposits - Retainers                         415,999
                                           -------------------
                                                  337,244,006 Detail
                                           -------------------
                                                            - Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                      9,085,011 Reported
                                           -------------------
         Loan organization costs                      673,458
         Bond offering costs                        7,151,860
         Goodwill - KH Cargo                        1,259,693
                                           -------------------
                                                    9,085,011 Detail
                                           -------------------
                                                            - Difference

15. OTHER (ATTACH LIST)                           138,370,015
                                           -------------------
         Investment in KH Aircargo                      1,000
         Investment in KH International            81,974,302
         Investment in Longhorn                     2,266,436
         Investment in KH Cargo                    54,128,277
                                           -------------------
                                                  138,370,015 Detail
                                           -------------------
                                                            - Difference

22. OTHER (ATTACH LIST)                          $  1,162,662 Reported
                                           -------------------
         Accrued expenses                             (99,081)
         Accrued interest                             255,141
         Accrued health savings                     1,025,983
         A/P Aging reconciling item                   (24,454)
         A/P clearing                                      71
         Accrued 401(k)                                 5,002
                                           -------------------
                                                    1,162,662 Detail
                                           -------------------
                                                            - Difference

27. OTHER (ATTACH LIST)                          $ 28,849,513 Reported
                                           -------------------
         Deferred Taxes                            31,006,505
         Accrued Taxes payable                    (17,685,739)
         Interest payable                          15,528,747
                                           -------------------
                                                   28,849,513 Detail
                                           -------------------
                                                            - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16. NON-OPERATING INCOME (ATT. LIST)                        (39,261) Reported
                                                    ---------------
         Interest Income                                    (38,727)
         Other Misc Income                                     (534)
                                                  -----------------
                                                            (39,261) Detail
                                                                  -  Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                  12,660,031 Reported
                                                 ------------------
        Transfers from Charters                           1,689,579
        Transfers from Cargo                              5,631,927
        Transfers from Aircargo                           2,049,265
        Transfers from International                              -
        Cash deposits - non-lockbox                       3,170,280
        Interest income                                      36,303
        Misc Deposits                                        82,677
                                                 ------------------
                                                         12,660,031 Detail
                                                  -----------------
                                                                  - Difference
                                                  -----------------


25. OTHER (ATTACH LIST)                                   5,645,479 Reported
                                                  -----------------
         Inc. 401(k)                                        184,161
         Employee Expenses                                   44,560
         Bank charges                                         5,308
         Refunds/Claims                                       4,819
         Fuel                                             1,933,082
         Ground Handling                                  1,064,561
         Shipping                                            27,910
         Ondemand Charter costs                              82,744
         135 Airline costs                                    3,605
         Building maintenance/security                       63,438
         Contract Labor                                     101,042
         Trucking                                           359,094
         Customs/Parking/Landing                            378,952
         Containers                                          33,585
         Simulator/Communication/Other Training             252,893
         CNET                                               688,996
         Misc                                                33,215
         Voided checks and corrections                         (276)
         Asset purchase                                      63,438
         Charts/Manuals                                      65,629
         Shutdown costs                                      38,378
         Taxes                                               96,105
         Deicing                                                 60
         Office                                              66,792
         Commissions                                         50,988
         Deposits                                             2,400
                                                  -----------------

                                                  -----------------
                                                          5,645,479 Detail
                                                                  - Difference